SEMI-ANNUAL REPORT

                              IAI FIXED INCOME FUND

                                  IAI BOND FUND

                                  MAY 31, 1999




                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                                  IAI BOND FUND


                               SEMI-ANNUAL REPORT
                                  MAY 31, 1999
                                   (UNAUDITED)



             Letter to Shareholders .......................  2

             Fund Managers' Review ........................  4

             Fund Portfolio ...............................  6

             Notes to Fund Portfolio ...................... 10

             Statement of Assets and Liabilities .......... 11

             Statement of Operations ...................... 12

             Statements of Changes in Net Assets .......... 13

             Financial Highlights ......................... 14

             Notes to Financial Statements ................ 15

             Adviser, Custodian, Legal Counsel,
             Independent Auditors,
             Directors...................... Inside Back Cover

                             LETTER TO SHAREHOLDERS
                                  IAI BOND FUND


ECONOMIC MOMENTUM EXPECTED TO CONTINUE

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

The U.S. economy continues to amaze most observers. The economic expansion is marching toward becoming the longest in post-war history and inflation continues to show modest increases. Demand, particularly from the consumer, has remained strong. Productivity gains and generally weak commodity prices have enabled that demand to be met without a significant rise in inflation. However, there is a debate within the financial community about future prospects. One group believes sustainable improvement in productivity growth allows the economy to grow faster without producing inflationary strains. Others believe a combination of good performance and good luck (weakness overseas and collapsing commodity prices) has contributed to the strong, low inflation growth.

These two views, sometimes referred to as the New Economy and the Old Economy, have very different economic policy implications. If the noninflationary growth rate of the economy is higher than in the past, monetary and fiscal policies need to adjust to the new reality. If luck has been the primary contributor to recent economic success, policies need to remain vigilant for the period when the luck runs out. The Federal Reserve's action at the end of June indicates they are taking a middle-of-the-road position. The modest 25 basis point increase in short-term rates and the shift to a neutral bias taps lightly on the monetary policy brakes. If continued evidence of rapid economic growth or a resurgence of inflation appears, they are likely to step harder on the brakes.

Bond market investors spent the majority of the first six months pushing interest rates higher. This in and of itself will slow economic growth as borrowing costs for business and consumers, particularly homeowners, moved higher. Equity valuations also paused as interest rates rose. However, following the Fed's modest move, stocks raced to new highs.

We expect the economy to cool from the torrid pace of late 1998 / early 1999. The positive influences of annual bonuses and tax refunds will wane. Mortgage rate increases are slowing refinancings and cooling the housing sector. Energy price increases seem to be holding and will also dampen the pace of growth. Continued excess global capacity, modest growth overseas, the strong dollar and stable to declining commodity prices will continue to keep a lid on inflation. The strong rise in the CPI in April now appears to have been an aberration as releases for both May and June showed no signs of a pickup in inflation. Of some concern is the emergence of discussions in Washington about what to do with the projected budgetary surpluses. Substantial tax cuts could help maintain high consumer demand and keep the pressure on the supply portion of the economy to meet that demand given the tight labor conditions.

                             LETTER TO SHAREHOLDERS
                                  IAI BOND FUND


ECONOMIC MOMENTUM EXPECTED TO CONTINUE (CONT.)

Please read the Fund Manager's Review, which follows this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

                              FUND MANAGERS' REVIEW
                                  IAI BOND FUND


IAI BOND FUND

[PHOTO]
LARRY R. HILL, CFA
IAI BOND FUND CO-MANAGER

[PHOTO]
STEPHEN C. COLEMAN, CFA
IAI BOND FUND CO-MANAGER

HOW HAS THE FUND PERFORMED?

The Bond Fund declined (0.76)% for the first six months, (0.97)% for the year-to-date and has gained 1.22% over the past 12 months. This compares with returns for the Fund's peer group of Lehman Brothers Aggregate Bond Index (0.76)%, (1.05)% and 4.35%, respectively.

WERE THERE ANY SIGNIFICANT CHANGES?

During the first six months, there were no major changes to the investment strategy. The interest rate sensitivity of the Fund the higher yielding Mortgage and Corporate sector.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Interest rates experienced a steep rise during the first six months as continued strong economic activity led to the conclusion that inflationary pressures would re-emerge. This was fueled by an unexpectedly large increase in the CPI index for the month of April. Long Treasury bond rates increased from 5.5% in early April to nearly 6.2% a few days before quarter end. Expectations of a Federal Reserve rate increase materialized on the last day of the quarter but, the Fed surprised the market by shifting to a neutral bias. This led to a short lived rally in late June. Wider credit spreads and growing illiquidity plagued the bond market during this period.

     Mortgages performed well compared to the rest of the market.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Actual economic reports support a continuation of strong economic growth with benign inflation. Following the April blip in the CPI, the May report showed no change in the level of core prices. In addition, stable labor costs, productivity advances and very weak commodity prices suggest that inflation will remain low for the foreseeable future.

     It is our belief that the economy will slow from the strong pace of the past six months. The slowdown will result from higher mortgage rates, higher oil prices and a falloff in tax refunds. Excess global capacity continues as our trading partners are growing at a modest rate (Europe) or still struggling (Japan and Latin America). The slowdown in economic growth toward a 3% annual rate and continued favorable inflation news should translate into declining interest rates as the perception of an overheating economy diminishes. The Fund's current long position will be maintained. Modest overweight positions in the spread sectors will also be maintained as the economy decelerates to a more market friendly rate of growth.

                              FUND MANAGERS' REVIEW
                                  IAI BOND FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                                  LEHMAN BROTHERS
                                     AGGREGATE
             IAI BOND FUND           BOND FUND
             -------------        ---------------
                10,000                10,000
JUN-89          10,424                10,305
JUL-89          10,673                10,524
AUG-89          10,424                10,368
SEP-89          10,451                10,421
OCT-89          10,789                10,678
NOV-89          10,884                10,779
DEC-89          10,877                10,808
JAN-90          10,597                10,680
FEB-90          10,586                10,714
MAR-90          10,551                10,722
APR-90          10,322                10,624
MAY-90          10,758                10,938
JUN-90          10,977                11,114
JUL-90          11,100                11,268
AUG-90          10,698                11,117
SEP-90          10,816                11,209
OCT-90          11,033                11,352
NOV-90          11,421                11,596
DEC-90          11,645                11,777
JAN-91          11,785                11,922
FEB-91          11,843                12,024
MAR-91          11,878                12,107
APR-91          12,008                12,238
MAY-91          12,032                12,309
JUN-91          11,974                12,303
JUL-91          12,143                12,474
AUG-91          12,507                12,744
SEP-91          12,832                13,002
OCT-91          12,931                13,147
NOV-91          13,054                13,267
DEC-91          13,663                13,661
JAN-92          13,259                13,475
FEB-92          13,335                13,563
MAR-92          13,161                13,486
APR-92          13,225                13,584
MAY-92          13,546                13,840
JUN-92          13,768                14,031
JUL-92          14,193                14,317
AUG-92          14,343                14,462
SEP-92          14,569                14,633
OCT-92          14,293                14,439
NOV-92          14,279                14,443
DEC-92          14,591                14,672
JAN-93          14,971                14,954
FEB-93          15,292                15,215
MAR-93          15,324                15,279
APR-93          15,412                15,385
MAY-93          15,412                15,405
JUN-93          15,910                15,684
JUL-93          16,032                15,773
AUG-93          16,457                16,049
SEP-93          16,511                16,093
OCT-93          16,603                16,153
NOV-93          16,281                16,016
DEC-93          16,390                16,103
JAN-94          16,793                16,320
FEB-94          16,356                16,037
MAR-94          15,808                15,641
APR-94          15,690                15,516
MAY-94          15,605                15,514
JUN-94          15,468                15,480
JUL-94          15,646                15,787
AUG-94          15,689                15,807
SEP-94          15,587                15,574
OCT-94          15,565                15,560
NOV-94          15,477                15,526
DEC-94          15,584                15,633
JAN-95          15,783                15,943
FEB-95          16,163                16,322
MAR-95          16,491                16,422
APR-95          16,739                16,651
MAY-95          17,154                17,295
JUN-95          17,157                17,422
JUL-95          17,176                17,383
AUG-95          17,298                17,593
SEP-95          17,445                17,764
OCT-95          17,614                17,995
NOV-95          17,866                19,265
DEC-95          18,115                18,521
JAN-96          18,173                18,644
FEB-96          17,816                18,320
MAR-96          17,731                18,193
APR-96          17,610                18,091
MAY-96          17,609                18,054
JUN-96          17,795                18,296
JUL-96          17,833                18,345
AUG-96          17,839                18,314
SEP-96          18,161                18,633
OCT-96          18,624                19,046
NOV-96          19,089                18,372
DEC-96          18,860                19,192
JAN-97          19,032                19,251
FEB-97          19,144                19,298
MAR-97          18,863                19,085
APR-97          19,093                19,370
MAY-97          19,314                19,553
JUN-97          19,641                19,786
JUL-97          20,297                20,319
AUG-97          20,084                20,146
SEP-97          20,353                20,443
OCT-97          20,516                20,739
NOV-97          20,645                20,835
DEC-97          20,905                21,045
JAN-98          21,145                21,315
FEB-98          21,200                21,298
MAR-98          21,279                21,370
APR-98          21,392                21,481
MAY-98          21,593                21,685
JUN-98          21,772                21,870
JUL-98          21,807                21,916
AUG-98          21,739                22,273
SEP-98          22,022                22,794
OCT-98          21,610                22,673
NOV-98          22,025                22,802
DEC-98          22,071                22,871
JAN-99          22,188                23,033
FEB-99          21,789                22,630
MAR-99          22,000                22,755
APR-99          22,119                22,827
MAY-99          21,856                22,626


AVERAGE ANNUAL RETURNS+
THROUGH 5/31/99
                                       Six Months*   1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
 IAI BOND FUND                           (0.76)%      1.22%    6.97%      8.13%
--------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index    (0.76)%      4.35%    7.85%      8.51%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
* NOT ANNUALIZED.


SECTORS
% OF PORTFOLIO AS OF 5/31/99

[PIE CHART]

Corporate                                40%
Preferred Stock                           3%
U.S. Government Agency Mortgage-Backed   40%
Short-Term                                2%
Asset-Backed                              6%
U.S. Government & Government Agency       9%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 5/31/99

[BAR CHART]

YEARS
-----
0-3            6%
3-5            7%
5-10          31%
10-20         17%
20+           39%


NOTE TO FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI BOND FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDEXES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


CREDIT RATING
% OF PORTFOLIO AS OF 5/31/99

U.S.
Government .........   50%
Aaa ................    6%
Aa .................    6%
A ..................    7%
Baa ................   18%
Non-Investment
Grade ..............   13%

                                FUND PORTFOLIO
                                 IAI BOND FUND


                                 MAY 31, 1999
                                  (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS - 40.9%

                                                                   Principal        Market
                                       Rate         Maturity         Amount        Value (a)
--------------------------------------------------------------------------------------------
BROADCASTING - 2.8%
Radio Unica (STEP BOND) (h)            13.57%       08/01/06      $1,300,000      $  754,000
--------------------------------------------------------------------------------------------
FINANCIAL - 10.0%
Ahold Finance (YANKEE) (e)              6.88        05/01/29         210,000         198,622
Arcadia Financial                      11.50        03/15/07         425,000         359,125
Bear Stearns                            6.15        03/02/04         115,000         112,021
CIT Group                               5.50        02/15/04         190,000         183,409
Ford Motor Credit                       5.80        01/12/09         415,000         386,353
Household Finance                       5.88        02/01/09         435,000         402,749
HSBC Americas                           6.63        03/01/09         265,000         257,297
Lehman Brothers                         6.63        02/05/06         485,000         466,196
Nationsbank                             6.13        07/15/04         215,000         212,340
Toyota Motor Credit                     5.63        11/13/03         140,000         136,701
                                                                                  ----------
                                                                                   2,714,813
--------------------------------------------------------------------------------------------
INDUSTRIAL - 21.0%
Alberta Province (YANKEE) (e)           4.88        10/29/03         375,000         357,157
Biovail (d)                            10.88        11/15/05         100,000         102,000
Entex Information Services (d)         12.50        08/01/06         950,000         665,000
Grove Holdings (STEP BOND) (h)         15.72        05/01/09         150,000          57,750
Integrated Electrical Services (d)      9.38        02/01/09          75,000          75,375
J. Seagram & Sons                       6.63        12/15/05         465,000         454,296
Laidlaw (YANKEE) (e)                    7.65        05/15/06         310,000         303,011
Mack-Cali Realty                        7.25        03/15/09         185,000         178,919
NE Restaurant                          10.75        07/15/08         250,000         233,125
Noble Drilling                          7.50        03/15/19         260,000         261,064
Owens Corning                           7.00        03/15/09         240,000         229,246
Petro-Canada (YANKEE) (e)               7.00        11/15/28         420,000         395,178
Premier Graphics (d)                   11.50        12/01/05         225,000         220,500
Providian Capital I (d)                 9.53        02/01/27         200,000         195,779
Queen Sand Resources                   12.50        07/01/08         250,000         167,500
Republic Services                       7.13        05/15/09         240,000         238,350
Saks                                    7.25        12/01/04         250,000         250,941
Sonic Automotive Series B              11.00        08/01/08         125,000         124,844
Speedway Motorsports (d)                8.50        08/15/07         100,000         102,000
Styling Technology                     10.88        07/01/08          75,000          72,000
Temple-Inland Series F                  6.75        03/01/09         210,000         200,277
Thermo Electron (d)                     4.25        01/01/03         140,000         125,125
Thermolase (d)                          4.38        08/05/04         145,000         119,263
Williams Companies                      6.50        08/01/06         570,000         553,252
                                                                                  ----------
                                                                                   5,681,952
--------------------------------------------------------------------------------------------


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                                 FUND PORTFOLIO
                                  IAI BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS (CONT.)

                                                                   Principal        Market
                                       Rate         Maturity         Amount        Value (a)
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.5%
AT&T Capital Series F                   7.50%       11/15/00      $  375,000      $  379,283
Covad Communications Group (d)         12.50        02/15/09         225,000         215,437
Global Crossing (PIK preferred) (g)    10.50        12/01/08           1,250(i)      137,500
Sprint Capital                          6.90        05/01/19         495,000         472,231
                                                                                  ----------
                                                                                   1,204,451
--------------------------------------------------------------------------------------------
UTILITIES - 2.6%
Calenergy                               8.48        09/15/28         400,000         438,805
Enron                                   7.38        05/15/19         280,000         277,059
                                                                                  ----------
                                                                                     715,864
============================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $11,762,149)............................................................. $11,071,080
============================================================================================

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 9.6%

                                                                   Principal        Market
                                       Rate         Maturity         Amount        Value (a)
--------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 2.0%
                                        5.38%       02/15/01      $  150,000(j)  $   149,860
                                       11.13        08/15/03         330,000(j)      395,175
                                                                                 -----------
                                                                                     545,035
--------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 5.3%
                                        4.75        02/15/04         200,000(j)      192,875
                                        5.25        11/15/28         180,000(j)      162,731
                                        6.50        05/15/05         130,000(j)      134,591
                                        6.63        05/15/07         130,000(j)      136,581
                                        7.50        11/15/16         650,000(j)      743,438
                                       12.38        05/15/04          60,000(j)       76,819
                                                                                 -----------
                                                                                   1,447,035
--------------------------------------------------------------------------------------------
U.S. TREASURY STRIPS - 1.2%
U.S. Treasury STRIP (zero coupon)      5.54(f)      02/15/19         330,000          97,564
                                       6.28(f)      11/15/18         710,000         214,029
                                                                                 -----------
                                                                                     311,593
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.1%
Federal Home Loan Bank                 5.13         09/15/03         315,000         305,080
============================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST: $2,680,830).............................................................. $ 2,608,743
============================================================================================


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                                 FUND PORTFOLIO
                                  IAI BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 40.4%

                                                                              Principal          Market
                                                  Rate        Maturity          Amount          Value (a)
----------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 10.5%
                                                  6.00%       04/01/11       $  817,106        $   800,850
                                                  6.00        12/01/13          210,503            205,762
                                                  6.00        01/01/29          223,953            213,122
                                                  6.00        04/01/29          199,822            190,106
                                                  6.50        05/01/29        1,069,007          1,045,914
                                                  6.50        06/01/14          405,000(b)         403,734
                                                                                               -----------
                                                                                                 2,859,488
----------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.6%
                                                  6.00        11/01/13          123,122            120,187
                                                  6.00        10/01/28          997,188            948,009
                                                  6.50        05/01/13          735,288            732,520
                                                  6.50        11/01/28          926,915            906,118
                                                  6.50        03/01/29          303,084            296,284
                                                  7.00        05/01/28          773,575            774,874
                                                  7.00        08/01/28          638,671            639,479
                                                  7.50        04/01/28          408,265            417,130
                                                  9.00        06/01/17          183,883            196,667
                                                                                               -----------
                                                                                                 5,031,268
----------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 11.3%
                                                  7.00        01/15/08          130,944            134,084
                                                  7.00        12/15/23          193,467            194,309
                                                  7.00        08/15/28          319,292            319,826
                                                  7.00        01/15/29          725,234            726,219
                                                  7.50        12/15/27          909,680            930,807
                                                  8.00        12/15/23          555,872            578,462
                                                  9.00        11/15/17          173,501            186,876
                                                                                               -----------
                                                                                                 3,070,583
==========================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $11,093,494)........................................................................... $10,961,339
==========================================================================================================


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                                 FUND PORTFOLIO
                                  IAI BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

ASSET-BACKED SECURITIES - 6.3%

                                                                                Principal      Market
                                                      Rate        Maturity       Amount      Value (a)
-------------------------------------------------------------------------------------------------------
AUTO LOANS - 0.5%
Arcadia Automobile Receivables                        5.94%       08/15/03      $130,000     $  129,442
-------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGES - 2.2%
Morgan Stanley Capital I, 1998-XL1, Class A3          6.48        06/03/30       325,000        318,526
Morgan Stanley Capital I, 1998-HF2, Class A2          6.48        11/15/30       275,000        270,650
                                                                                             ----------
                                                                                                589,176
-------------------------------------------------------------------------------------------------------
HOME EQUITY - 3.6%
EQCC Home Equity Loan Trust, 1998-2, Class A6F        6.16        04/15/08       560,000        551,818
Residential Asset Securities, 1999-KS1, Class AI3     6.11        05/25/25       440,000        434,645
                                                                                             ----------
                                                                                                986,463
=======================================================================================================
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $1,730,626).......................................................................... $1,705,081
=======================================================================================================

NON-CONVERTIBLE PREFERRED STOCK - 2.6%

                                                                                               Market
                                                              Rate          Quantity         Value (a)
-------------------------------------------------------------------------------------------------------
FINANCIAL - 2.6%
SI Financing Trust I                                         9.50%           26,500            $707,219
=======================================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE PREFERRED STOCK
(COST: $684,031).............................................................................. $707,219
=======================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $27,951,130)........................................................................ $27,053,462
=======================================================================================================

SHORT-TERM SECURITIES - 1.7%

                                                                                Principal       Market
                                                      Rate        Maturity       Amount       Value (a)
-------------------------------------------------------------------------------------------------------
U.S. TREASURY BILL - 0.2%
                                                      4.61%       10/21/99      $  50,000(c)   $ 49,065
-------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 1.5%
General Electric Capital Corp. (Financial Services)   4.62        06/21/99        405,000(j)    403,753
=======================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $452,877).............................................................................. $452,818
=======================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $28,404,007)(k)..................................................................... $27,506,280
=======================================================================================================
LIABILITIES LESS OTHER ASSETS - (1.5)%...................................................... $(398,033)
=======================================================================================================
TOTAL NET ASSETS........................................................................... $27,108,247
=======================================================================================================


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                             NOTES TO FUND PORTFOLIO
                                  IAI BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)

                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Purchased on a when-issued basis. At May 31, 1999, the total cost of securities purchased on a when-issued basis was $405,759. Collateral for the security purchased on a when-issued basis has been secured by Federal Home Loan Mortgage Corporation Gold, 6.50%, maturing May 1, 2029 valued at $1,045,914.

                                       (c)

Security is pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).

                                       (d)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors. The market value of such securities was $1,820,479 (6.7% of net assets) at May 31, 1999.

                                       (e)

Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (f)

Interest rate shown represents yield-to-maturity at date of purchase.

                                       (g)

The interest rate shown for Payment-in-Kind securities (PIK securities) represents effective yield at May 31, 1999. PIK-Payment-in-Kind income is generally paid by issuing additional par or shares of the security rather than paying cash.

                                       (h)

A step bond is a security that remains zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals. The interest rate shown for step bonds represents the effective yield at May 31, 1999, based upon the estimated timing and amount of future interest and principal payments.

                                       (i)

Represents a preferred security. Quantity is disclosed in units. One unit represents 100 par.

                                       (j)

All or a portion of the principal amount has been committed as collateral for the market value of open futures contracts.

                                       (k)

At May 31, 1999, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

 Cost for federal income tax purposes ...........................  $ 28,436,787
                                                                   ============

 Gross unrealized appreciation ..................................  $    104,397

 Gross unrealized depreciation ..................................    (1,034,904)
                                                                   ------------

 Net unrealized depreciation ....................................  $   (930,507)
                                                                   ============

                       STATEMENT OF ASSETS AND LIABILITIES
                                  IAI BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)

--------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market (cost: $28,404,007)                        $ 27,506,280
Cash                                                                                 114,525
Receivable for investment securities sold                                            537,816
Receivable for Fund shares sold                                                        3,075
Accrued interest receivable                                                          301,164
Variation margin receivable                                                            5,000
Other                                                                                 24,582
                                                                                ------------
   TOTAL ASSETS                                                                   28,492,442
                                                                                ------------

LIABILITIES
Accrued management fee                                                                23,130
Payable for investment securities purchased                                          551,557
Payable for investment securities purchased on a
 when-issued basis                                                                   405,759
Payable for Fund shares redeemed                                                     403,749
                                                                                ------------
   TOTAL LIABILITIES                                                               1,384,195
                                                                                ------------
   NET ASSETS                                                                   $ 27,108,247
                                                                                ============

NET ASSETS REPRESENTED BY:
Capital stock                                                                   $ 29,398,572
Undistributed net investment income                                                    8,157
Accumulated net realized losses on investments, futures
 contracts, and foreign currency transactions                                     (1,332,480)
Unrealized depreciation on:
 Investment securities                                          $ (897,727)
 Futures contracts                                                 (68,275)         (966,002)
                                                                ----------      ------------
   NET ASSETS                                                                   $ 27,108,247
                                                                                ============
Shares of capital stock outstanding (authorized 10 billion
 shares, $0.01 par value)                                                          2,981,989
                                                                                ============
   NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
    PER SHARE                                                                   $       9.09
                                                                                ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
                                  IAI BOND FUND


                          SIX MONTHS ENDED MAY 31, 1999
                                   (UNAUDITED)

-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME:
 Interest                                                                      $  1,413,391
 Dividends                                                                          116,225
                                                                               ------------
   TOTAL INCOME                                                                   1,529,616
                                                                               ------------
EXPENSES:
 Management fees                                                                    215,211
 Compensation of Directors                                                            5,585
                                                                               ------------
   TOTAL EXPENSES                                                                   220,796
   Less fees reimbursed by Advisers                                                  (5,585)
                                                                               ------------
   NET EXPENSES                                                                     215,211
                                                                               ------------
   NET INVESTMENT INCOME                                                          1,314,405
                                                                               ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains (losses) on:
 Investment securities                                                         $   (500,525)
 Futures contracts                                                                 (143,614)
 Foreign currency transactions                                                       32,487
                                                                               ------------
 Net realized gain (loss)                                                          (611,652)
Net change in unrealized appreciation or depreciation on:
 Investment securities                                         $ (878,349)
 Futures contracts                                                (41,131)
 Foreign currency transactions                                      4,198          (915,282)
                                                               ----------      ------------
   NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY                                  (1,526,934)
                                                                               ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $   (212,529)
                                                                               ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                  IAI BOND FUND

                                                                Six months ended
                                                                  May 31, 1999        Year ended
                                                                  (unaudited)      November 30, 1998
----------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                           $   1,314,405       $   3,469,387
 Net realized gain (loss)                                             (611,652)          1,120,153
 Net change in unrealized appreciation or depreciation                (915,282)           (682,352)
                                                                 -------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                        (212,529)          3,907,188
                                                                 -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                              (1,547,311)         (3,563,967)
                                                                 -------------       -------------
   TOTAL DISTRIBUTIONS                                              (1,547,311)         (3,563,967)
                                                                 -------------       -------------

CAPITAL SHARE TRANSACTIONS
 Net proceeds from sale of 501,549 and 2,928,073 shares              4,744,515          28,071,182
 Net asset value of 157,740 and 357,698 shares issued in
  reinvestment of distributions                                      1,471,071           3,415,929
 Cost of 3,065,561 and 5,126,967 shares redeemed                   (28,706,186)        (49,092,006)
                                                                 -------------       -------------
   DECREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS         (22,490,600)        (17,604,895)
                                                                 -------------       -------------
   TOTAL DECREASE IN NET ASSETS                                    (24,250,440)        (17,261,674)
NET ASSETS AT BEGINNING OF PERIOD                                   51,358,687          68,620,361
                                                                 -------------       -------------
NET ASSETS AT END OF PERIOD                                      $  27,108,247       $  51,358,687
                                                                 =============       =============
 INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:               $       8,157       $     241,063
                                                                 =============       =============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
                                  IAI BOND FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
            AND SELECTED INFORMATION FOR EACH PERIOD ARE AS FOLLOWS:

                                                                         Years ended
                                   Six months ended                       November 30,                       Period from
                                     May 31, 1999     --------------------------------------------------   April 1, 1994 to
                                     (unaudited)        1998          1997          1996          1995    November 30, 1994+
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                  $   9.53        $   9.49      $   9.32      $   9.34      $   8.65       $   9.32
                                      --------        --------      --------      --------      --------       --------

OPERATIONS
 Net investment income                    0.33            0.58          0.54          0.56          0.58           0.36
 Net realized and unrealized
  gains (losses)                         (0.40)           0.04          0.19          0.04          0.72          (0.55)
                                      --------        --------      --------      --------      --------       --------
   TOTAL FROM OPERATIONS                 (0.07)           0.62          0.73          0.60          1.30          (0.19)
                                      --------        --------      --------      --------      --------       --------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment income                   (0.37)          (0.58)        (0.56)        (0.62)        (0.61)         (0.35)
 Net realized gains                         --              --            --            --            --          (0.13)
                                      --------        --------      --------      --------      --------       --------
   TOTAL DISTRIBUTIONS                   (0.37)          (0.58)        (0.56)        (0.62)        (0.61)         (0.48)
                                      --------        --------      --------      --------      --------       --------

NET ASSET VALUE
 End of period                        $   9.09        $   9.53      $   9.49      $   9.32      $   9.34       $   8.65
                                      ========        ========      ========      ========      ========       ========
Total investment return*                 (0.76)%          6.68%         8.15%         6.85%        15.46%         (2.10)%
Net assets at end of period (000's
 omitted)                             $ 27,108        $ 51,359      $ 68,620      $ 86,803      $ 77,526       $ 80,622

RATIOS
 Expenses to average net assets           1.10%**         1.10%         1.10%         1.10%         1.09%          1.10%**
 Net investment income to
  average net assets                      6.72%**         5.85%         5.74%         6.20%         6.32%          6.03%**
 Portfolio turnover rate
  (excluding short-term
  securities)                             99.8%          280.3%        482.2%        342.4%        424.7%         226.7%

 +REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.

 *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
  DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**ANNUALIZED.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS
                                  IAI BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. IAI Bond Fund (Bond Fund) is a separate portfolio of IAI Investment Funds I, Inc. The Fund's primary objective is to provide a high level of current income consistent with capital preservation, through investments in a diversified portfolio of primarily investment grade bonds and other dept securities of similar high quality. This report covers only Bond Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price. Such valuations are obtained from pricing services or are supplied by dealers.

Debt securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities into a segregated account, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realized a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchase put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date

                          NOTES TO FINANCIAL STATEMENTS
                                  IAI BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

and are recorded in realized and unrealized appreciationor depreciation on foreign currency transactions.

Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

For federal income tax purposes, the Fund had a capital loss carryover of approximately $725,000 at November 30, 1998, which, if not offset by subsequent capital gains, will expire in 2002. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from net investment income are made monthly. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
                                  IAI BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)

[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

The Fund had available a $9,000,000 line of credit with a bank at the prime interest rate. To the extent funds were drawn against the line, securities were held in a segregated account. No compensating balances or commitment fees were required under the line of credit. During the six months ended May 31, 1999, the Fund paid $178.30, in interest on the line of credit at the average rate of 7.75%. This interest is included in interest income on the Statement of Operations. There were no borrowings outstanding at May 31, 1999.

[3] FEES AND EXPENSES

Under the terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sales of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.10% declining to 1.00% of average daily net assets. This fee is paid monthly. The Management Agreement further provides that Advisers will either reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

[4] PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 1999, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund were as follows:

                    U.S. GOVERNMENT            OTHER
                    ---------------         ----------
Purchases             22,788,010            15,436,833
Sales                 33,044,104            25,844,348


[5] OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of May 31, 1999. The market value of securities deposited to cover initial margin requirements for the open positions at six months ended May 31, 1999 was $49,065.

FUTURES

                        Number of     Expiration                    Market       Unrealized
       Type             Contracts        Month       Position       Value       Depreciation
--------------------------------------------------------------------------------------------
U.S. Treasury Bond        20          June 1999        Long       $2,358,125       $68,275

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                             http://www.iaifunds.com


                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                                  P.O. Box 510
                            Milwaukee, WI 53201-0510


                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS
                                    KPMG LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


                     P.O. Box 701, Milwaukee, WI 53201-0701

                                  800.945.3863